                                                                   EXHIBIT 10.5

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.

digital commerce bank
         "yes we can"

March 3, 1999

Softnet Industries Inc.                                       "CONFIDENTIAL"
11062 156th Street                                        VIA FAX 1-204-771-0487
Edmonton, Alberta
Canada T5P 4M8

Attention:  Mr. Larry Hrabi, CEO and Director

Dear Larry,

                              RE: LETTER OF INTENT

This letter shall confirm our mutual understanding and the commitments made to each other with respect to Softnet Industries Inc ("Softnet") Issuance of reg. "S" stock to Digital Commerce Inc. ("Digital").

[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.]

digital commerce bank
         `yes we can"

Softnet Industries Inc.
Page 2
March 3, 1999

Should the aforementioned terms accurately set out our mutual understandings and agreements, please so indicate by signed a copy of this letter on the space provided below and return the original executed copy back to my attention for our files.

Thank you in advance and we look forward to a long and prosperous relationship.

Sincerely,

DIGITAL COMMERCEBANK, LTD.

Per:  /S/ MICHAEL KANG
--------------------------
Michael Kang
Chairman and  CEO

cc:               Jack Combs, DCB
                  Rick Grove, DCB
                  Doug Slamko, Softnet

Agreed and accepted the 14th, day of APRIL, 1999 on behalf of
                        ----         -----
the Board of Directors of Softnet Inc.



Per:

/S/ LARRY HRABI
--------------------
Larry Hrabi
CEO and Director